Exhibit 10.10.25

Form of Restricted Share Unit Agreement
Under the Teradata 2012 Stock Incentive Plan

You have been awarded a number of restricted Share Units (the “Share Units”) under the Teradata 2012 Stock Incentive Plan (the “Plan”), as described on the restricted share unit information page on the website of Teradata’s third party Plan administrator, subject to the terms and conditions of this Restricted Share Unit Agreement (this “Agreement”) and the Plan. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

1. One-third of the Share Units will become non-forfeitable (“Vested”) on each of the first three anniversaries of the Date of Grant (each such anniversary a “Vesting Date”), subject to such rounding conventions as may be implemented from time-to-time by the third party Plan administrator, and provided that you are continuously employed by Teradata or any of its affiliate companies (referred to collectively herein as “Teradata”) until each such Vesting Date.
2. If your employment with Teradata terminates prior to a Vesting Date due to (i) your death, or (ii) a disability for which you qualify for benefits under the Teradata Long-Term Disability Plan or another long-term disability plan sponsored by Teradata (“Disability”), then, upon such termination of employment, the remaining unvested Share Units will become fully Vested. If your employment with Teradata terminates prior to a Vesting Date due to your Retirement then, upon such termination of employment, a pro rata portion of the Share Units will become fully Vested. For purposes of this Agreement, “Retirement” means termination by you of your employment with Teradata (other than, if applicable to you, for Good Reason (as described below) following a Change in Control) at or after age 55 with the consent of the Compensation & Human Resource Committee of the Teradata Board of Directors (the “Committee”). The pro rata portion of the Share Units that will become fully Vested upon Retirement will be determined by multiplying (x) the number of unvested Share Units that would have Vested on the next Vesting Date had you remained employed with Teradata by (y) a fraction, the numerator of which is the number of full and partial months of employment you completed commencing with the Vesting Date that occurred immediately prior to your termination (or, if none, commencing on the date of grant of this award (“Date of Grant”)), and the denominator of which is twelve (12) months (subject to such rounding conventions as may be implemented from time-to-time by the third party Plan administrator). For purposes of determining any pro rata Vesting of your Share Units, your period of employment with Teradata shall not include any leave of absence, other than an approved leave of absence from which Teradata reasonably expects that you will return to perform services for Teradata.

Notwithstanding any provision in this Agreement to the contrary, in the event a Change in Control occurs and this restricted Share Unit award is not assumed, converted or replaced by the continuing entity, the remaining unvested Share Units shall become fully Vested immediately prior to the Change in Control. In the event of a Change in Control wherein this restricted Share Unit award is assumed, converted or replaced by the continuing entity, if your employment is terminated by Teradata other than for Cause or Disability during the twenty-four (24) months following the Change in Control, the remaining unvested Share Units shall become fully Vested immediately upon your termination of employment. If you are a participant in the Teradata Change in Control Severance Plan, a Teradata Severance Policy or a similar arrangement that defines “Good Reason” in the context of a resignation following a Change in Control and you terminate your employment for Good Reason as so defined within twenty-four (24) months following a Change in Control, the remaining unvested Share Units shall become fully Vested immediately upon your termination of employment.

Exhibit 10.10.25

To the extent that the Share Units have not yet vested pursuant to Sections 1 and 2 above, they shall be forfeited automatically without further action or notice, if you cease to be employed by Teradata prior to an applicable Vesting Date other than as provided in this Section 2.

3. Except as may be otherwise provided in this Section 3, when Vested, the Share Units will be paid to you within 30 days after each applicable Vesting Date in Shares (such that one Share Unit equals one Share).

To the extent that the Share Units become Vested pursuant to Section 2 of this Agreement and your right to receive payment of Vested Share Units constitutes a “deferral of compensation” within the meaning of Section 409A of the Code, then payment of such Share Units shall be subject to the following rules: (i) the Share Units will be paid to you within 30 days after the earlier of (a) your “separation from service” within the meaning of Section 409A of the Code, or (b) the applicable Vesting Date; (ii) notwithstanding the foregoing, if the Share Units become payable as a result of your “separation from service” within the meaning of Section 409A of the Code (other than as a result of death), and you are a “specified employee” as determined under Teradata's policy for determining specified employees on the date of separation from service, the Share Units shall be paid on the first business day after the date that is six months following your “separation from service” within the meaning of Section 409A of the Code; and (iii) Teradata may, in its sole discretion and to the extent permitted by Treasury Regulation § 1.409A-3(j)(4)(ix)(B), terminate this Agreement and pay all outstanding Share Units to you within 30 days before or 12 months after a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of Teradata within the meaning of Section 409A of the Code.

4. By accepting this award, unless disclosure is required or permitted by applicable law or regulation, you agree to keep this Agreement confidential and not to disclose its contents to anyone except your attorney, your immediate family, or your financial consultant, provided such persons agree in advance to keep such information confidential and not disclose it to others. The Share Units will be forfeited if you violate the terms and conditions of this Section 4. Notwithstanding the foregoing, nothing contained in this Agreement or any other Teradata agreement, policy, practice, procedure, directive or instruction shall prohibit you from reporting possible violations of federal, state or local laws or regulations to any federal, state or local governmental agency or commission (a “Government Agency”) or from making other disclosures that are protected under the whistleblower provisions of federal, state or local laws or regulations. You do not need prior authorization of any kind to make any such reports or disclosures and you are not required to notify Teradata that you have made such reports or disclosures. Nothing in this Agreement limits any right you may have to receive a whistleblower award or bounty for information provided to any Government Agency.

5. The Share Units may not be sold, transferred, pledged, assigned or otherwise alienated, except by beneficiary designation, will or by the laws of descent and distribution upon your death. As soon as practicable after a Vesting Date, Teradata will instruct its Transfer Agent and/or its third party Plan administrator to record on your account the number of Shares underlying the number of Share Units to be paid to you in Shares and such Shares will be freely transferable.

6. Any cash dividends declared before an applicable Vesting Date on the Shares underlying the Share Units shall not be paid currently, but shall be converted into additional Share Units. Any Share Units resulting from such conversion (the “Dividend Units”) will be considered Share Units for purposes of this Agreement and will be subject to all of the terms, conditions and restrictions set forth herein. As of each date that Teradata would otherwise pay the declared dividend on the Shares underlying the Share Units (the “Dividend Payment Date”) in the absence of the reinvestment requirements of this Section 6, the number of Dividend Units will be determined by dividing the amount of dividends otherwise attributable to the Share Units but not paid on

Exhibit 10.10.25

the Dividend Payment Date by the Fair Market Value of Teradata’s common stock on the Dividend Payment Date.

7. Teradata has the right to deduct or cause to be deducted from, or collect or cause to be collected, with respect to the taxation of any Share Units, any federal, state, local, foreign or other taxes required by the laws of the United States or any other country to be withheld or paid with respect to the Share Units, and you or your legal representative or beneficiary will be required to pay any such amounts. By accepting this award, you consent and direct that, if you are paid through Teradata’s United States payroll system at the time the Share Units Vest, Teradata’s stock plan administrator may withhold or sell the number of Share Units from your award as Teradata, in its sole discretion, deems necessary to satisfy such withholding requirements. If you are paid through a non-United States Teradata payroll system, you agree that Teradata may satisfy any withholding obligations by withholding cash from your compensation otherwise due to you or by any other action as it may deem necessary to satisfy any withholding obligation.

8. The Share Units will be forfeited if your employment is terminated by Teradata for Cause or if the Committee determines that you engaged in misconduct in connection with your employment with Teradata. Further, if your employment is terminated by Teradata for Cause, then, to the extent demanded by the Committee in its sole discretion and permitted by applicable law, you shall (a) return to Teradata all Shares that you have not disposed of that have been acquired pursuant to this Agreement during the twelve (12) months prior to the date of your termination of employment, and (b) with respect to any Shares acquired pursuant to this Agreement during the twelve (12) months prior to the date of your termination of employment and that you have disposed of, pay to Teradata in cash the Fair Market Value of such Shares on the date acquired.

9. As a recipient of this equity award, you recognize that you have access to highly confidential, proprietary and non-public information of Teradata and its customers, including strategic plans, customer lists, research and development plans, and other information not made available to the general public and from which Teradata derives value. For purposes of this Agreement, this information is defined as “Trade Secret Information.”

To protect Teradata’s investment in Trade Secret Information, and in exchange for the Share Units, you agree that the following restrictions will apply during your employment with Teradata and, to the extent permitted by applicable law, for a period of twelve (12) months after the date that you cease to be employed by Teradata for any reason (the “Termination Date”) (or if applicable law mandates a maximum time that is shorter than twelve months, then for a period of time equal to that shorter maximum period):

(a) You will not, without the prior written consent of the Chief Executive Officer of Teradata, render services directly or indirectly to, or become employed by, any Competing Organization of Teradata (as defined in this Section 9 below) to the extent such services or employment involves the development, manufacture, marketing, sale, advertising or servicing of any product, process, system or service which is the same or similar to, or competes with, a product, process, system or service manufactured, sold, marketed, serviced or otherwise provided by Teradata to its customers and upon which you worked or in which you participated during the last twelve (12) months of your Teradata employment. (This restriction is specifically intended to protect the value of and Teradata’s investment in Trade Secret Information to which you had access as an employee of Teradata). NOTWITHSTANDING THE FOREGOING, THE RESTRICTION SET FORTH IN THIS SECTION 9(a) SHALL NOT APPLY IF YOU ARE EMPLOYED BY TERADATA IN CALIFORNIA.

Exhibit 10.10.25

(b) You will not, without the prior written consent of the Chief Executive Officer of Teradata, directly or indirectly recruit, hire, solicit or induce, or attempt to induce, any exempt employee of Teradata to terminate his or her employment with or otherwise cease his or her relationship with Teradata. (This restriction is specifically intended to protect the value of the information you obtained while a Teradata employee regarding the skills, experience and knowledge of Teradata employees, which is Trade Secret Information, and Teradata’s investment in developing these employees). NOTWITHSTANDING THE FOREGOING, THE RESTRICTION SET FORTH IN THIS SECTION 9(b) SHALL NOT APPLY IF YOU ARE EMPLOYED BY TERADATA IN CALIFORNIA.

(c) You will not, without the prior written consent of the Chief Executive Officer of Teradata, solicit the business of any firm or company with which you worked during the preceding twelve (12) months of employment at Teradata, if such firm or company was a customer of Teradata, by using Teradata Trade Secret Information. (This restriction is specifically intended to protect the value of the identity of Teradata customers, their needs, interests, strategic plans, etc., all of which is Trade Secret Information you acquired as a Teradata employee with access to such information).

If you breach the terms of this Section 9, you agree that in addition to any liability you may have for damages arising from such breach, any unvested Share Units will be immediately forfeited, and, to the extent permitted by applicable law, you agree to pay to Teradata the Fair Market Value of any Share Units that Vested during the twelve (12) months prior to the Termination Date. Such Fair Market Value shall be determined as of each applicable Vesting Date.

As used in this Section 9, “Competing Organization” means a person or organization which is engaged in or about to become engaged in research on or development, production, marketing, leasing, selling or servicing of a product, process, system or service which is the same or similar to or competes with a product, process, system or service manufactured, sold, serviced or otherwise provided by Teradata to its customers and is therefore a competitor of Teradata. This includes but is not limited to persons or organizations identified as a “Competing Organization” in a list prepared by the Chief Executive Officer of Teradata for the year in which your employment with Teradata terminates. This list is maintained by the Teradata Law Department.
10. By accepting this award, you agree that, where permitted by local law, any controversy or claim arising out of or related to your employment relationship with Teradata shall be resolved by first exhausting any Teradata internal dispute resolution process and policy, and then by arbitration pursuant to such policy. If you are employed in the United States, the arbitration shall be pursuant to the Teradata dispute resolution policy and the then current rules of the American Arbitration Association and shall be held in the city of the location of the headquarters of Teradata. If you are employed outside the United States, where permitted by local law, the arbitration shall be conducted in the regional headquarters city of the business unit in which you work. The arbitration shall be held before a single arbitrator who is an attorney knowledgeable in employment law. The arbitrator’s decision and award shall be final and binding and may be entered in any court having jurisdiction. For arbitrations held in the United States, issues of arbitrability shall be determined in accordance with the federal substantive and procedural laws relating to arbitration; all other aspects shall be interpreted in accordance with the laws of the state in which the headquarters of Teradata is located. Each party shall bear its own attorney’s fees associated with the arbitration, and other costs and expenses of the arbitration shall be borne as provided by the rules of the American Arbitration Association for an arbitration held in the United States, or similar applicable rules for an arbitration held outside the United States.
Notwithstanding the preceding subparagraph, you acknowledge that if you breach Section 9, Teradata will sustain irreparable injury and will not have an adequate remedy at law. As a result, you agree that in the event of your breach of Section 9 Teradata may, in addition to any other remedies available to it, bring an

Exhibit 10.10.25

action in a court of competent jurisdiction for equitable relief to preserve the status quo pending appointment of an arbitrator and completion of an arbitration. You stipulate to the exclusive jurisdiction and venue of the state and federal courts located in the location from which Teradata’s equity program is administered, for any such proceedings.
11. You may designate one or more beneficiaries to receive all or part of any Share Units to be distributed in case of your death, and you may change or revoke such designation at any time. In the event of your death, any Share Units distributable hereunder that are subject to such a designation will be distributed to such beneficiary or beneficiaries in accordance with this Agreement. Any other Share Units not designated by you will be distributable to your estate. If there is any question as to the legal right of any beneficiary to receive a distribution hereunder, the Share Units in question may be transferred to your estate, in which event Teradata will have no further liability to anyone with respect to such Share Units.
12. The provisions of this Agreement are severable. If any provision of this Agreement is held to be unenforceable or invalid by a court or other tribunal of competent jurisdiction (including an arbitration tribunal), it shall be severed and shall not affect any other part of this Agreement, which will be enforced as permitted by law.
13. The terms of this award of Share Units as evidenced by this Agreement may be amended by the Teradata Board of Directors or the Committee.
14. The number of Share Units and the number and kind of Shares covered by this Agreement shall be subject to adjustment as provided in Section 15 of the Plan.
15. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall prevail, except that with respect to matters involving choice of law the terms and conditions of Section 10 of this Agreement shall prevail.
16. You shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in the Shares underlying the Share Units until such Shares have been delivered to you in accordance with this Agreement. The obligations of Teradata under this Agreement will be merely that of an unfunded and unsecured promise of Teradata to deliver Shares in the future following Vesting of the Share Units, and your rights will be no greater than those of an unsecured general creditor. No assets of Teradata will be held or set aside as security for the obligations of Teradata under this Agreement.
17. Nothing contained in this Agreement shall confer upon you any right with respect to continuance of employment by Teradata, nor limit or affect in any manner the right of Teradata to terminate your employment or adjust your compensation.
18. By accepting any benefit under this Agreement, you and each person claiming under or through you shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of this Agreement and the Plan and any action taken under this Agreement or the Plan by the Committee, the Board of Directors or Teradata, in any case in accordance with the terms and conditions of this Agreement.
19. Teradata may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by Teradata or a third party designated by Teradata.

Exhibit 10.10.25

Form of Restricted Share Unit Agreement
Under the Teradata 2012 Stock Incentive Plan

You have been awarded a number of restricted Share Units (the “Share Units”) under the Teradata 2012 Stock Incentive Plan (the “Plan”), as described on the restricted share unit information page on the website of Teradata’s third party Plan administrator, subject to the terms and conditions of this Restricted Share Unit Agreement (this “Agreement”) and the Plan. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

1. The Share Units will become non-forfeitable (“Vested”) on the third anniversary of the Date of Grant (the “Vesting Date”), provided that you are continuously employed by Teradata or any of its affiliate companies (referred to collectively herein as “Teradata”) until the Vesting Date.
2. If your employment with Teradata terminates prior to the Vesting Date due to (i) your death, or (ii) a disability for which you qualify for benefits under the Teradata Long-Term Disability Plan or another long-term disability plan sponsored by Teradata (“Disability”), then, upon such termination of employment, your Share Units will become fully Vested. If your employment with Teradata terminates prior to the Vesting Date due to (a) your Retirement, or (b) a reduction-in-force, then, upon such termination of employment, a pro rata portion of the Share Units will become fully Vested. For purposes of this Agreement, “Retirement” means termination by you of your employment with Teradata (other than, if applicable to you, for Good Reason (as described below) following a Change in Control) at or after age 55 with the consent of the Compensation & Human Resource Committee of the Teradata Board of Directors (the “Committee”). The pro rata portion of the Share Units that will become fully Vested in accordance with the preceding sentence will be determined by multiplying the total number of the Share Units awarded pursuant to this Agreement by a fraction, the numerator of which is the number of full and partial months of employment that you completed after the date of grant of this award (the “Date of Grant”), and the denominator of which is the total number of months during the period beginning on the Date of Grant and ending on the Vesting Date (subject to such rounding conventions as may be implemented from time-to-time by the third party Plan administrator). For purposes of determining any pro rata Vesting of your Share Units, your period of employment with Teradata shall not include any leave of absence, other than an approved leave of absence from which Teradata reasonably expects that you will return to perform services for Teradata.

Notwithstanding any provision in this Agreement to the contrary, in the event a Change in Control occurs and this restricted Share Unit award is not assumed, converted or replaced by the continuing entity, the Share Units shall become fully Vested immediately prior to the Change in Control. In the event of a Change in Control wherein this restricted Share Unit award is assumed, converted or replaced by the continuing entity, if your employment is terminated by Teradata other than for Cause or Disability during the twenty-four (24) months following the Change in Control, the Share Units shall become fully Vested immediately upon your termination of employment. If you are a participant in the Teradata Change in Control Severance Plan, a Teradata Severance Policy or a similar arrangement that defines “Good Reason” in the context of a resignation following a Change in Control and you terminate your employment for Good Reason as so defined within twenty-four (24) months following a Change in Control, the Share Units shall become fully Vested immediately upon your termination of employment.

3. Except as may be otherwise provided in this Section 3, when Vested, the Share Units will be paid to you within 30 days after the Vesting Date in Shares (such that one Share Unit equals one Share).

Exhibit 10.10.25

To the extent that the Share Units become Vested pursuant to Section 2 of this Agreement and your right to receive payment of Vested Share Units constitutes a “deferral of compensation” within the meaning of Section 409A of the Code, then payment of such Share Units shall be subject to the following rules: (i) the Share Units will be paid to you within 30 days after the earlier of (a) your “separation from service” within the meaning of Section 409A of the Code, or (b) the Vesting Date; (ii) notwithstanding the foregoing, if the Share Units become payable as a result of your “separation from service” within the meaning of Section 409A of the Code (other than as a result of death), and you are a “specified employee” as determined under Teradata's policy for determining specified employees on the date of separation from service, the Share Units shall be paid on the first business day after the date that is six months following your “separation from service” within the meaning of Section 409A of the Code; and (iii) Teradata may, in its sole discretion and to the extent permitted by Treasury Regulation § 1.409A-3(j)(4)(ix)(B), terminate this Agreement and pay all outstanding Share Units to you within 30 days before or 12 months after a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of Teradata within the meaning of Section 409A of the Code.

4. By accepting this award, unless disclosure is required or permitted by applicable law or regulation, you agree to keep this Agreement confidential and not to disclose its contents to anyone except your attorney, your immediate family, or your financial consultant, provided such persons agree in advance to keep such information confidential and not disclose it to others. The Share Units will be forfeited if you violate the terms and conditions of this Section 4. Notwithstanding the foregoing, nothing contained in this Agreement or any other Teradata agreement, policy, practice, procedure, directive or instruction shall prohibit you from reporting possible violations of federal, state or local laws or regulations to any federal, state or local governmental agency or commission (a “Government Agency”) or from making other disclosures that are protected under the whistleblower provisions of federal, state or local laws or regulations. You do not need prior authorization of any kind to make any such reports or disclosures and you are not required to notify Teradata that you have made such reports or disclosures. Nothing in this Agreement limits any right you may have to receive a whistleblower award or bounty for information provided to any Government Agency.

5. The Share Units may not be sold, transferred, pledged, assigned or otherwise alienated, except by beneficiary designation, will or by the laws of descent and distribution upon your death. As soon as practicable after the Vesting Date, Teradata will instruct its Transfer Agent and/or its third party Plan administrator to record on your account the number of Shares underlying the number of Share Units to be paid to you in Shares and such Shares will be freely transferable.

6. Any cash dividends declared before the Vesting Date on the Shares underlying the Share Units shall not be paid currently, but shall be converted into additional Share Units. Any Share Units resulting from such conversion (the “Dividend Units”) will be considered Share Units for purposes of this Agreement and will be subject to all of the terms, conditions and restrictions set forth herein. As of each date that Teradata would otherwise pay the declared dividend on the Shares underlying the Share Units (the “Dividend Payment Date”) in the absence of the reinvestment requirements of this Section 6, the number of Dividend Units will be determined by dividing the amount of dividends otherwise attributable to the Share Units but not paid on the Dividend Payment Date by the Fair Market Value of Teradata’s common stock on the Dividend Payment Date.

7. Teradata has the right to deduct or cause to be deducted from, or collect or cause to be collected, with respect to the taxation of any Share Units, any federal, state, local, foreign or other taxes required by the laws of the United States or any other country to be withheld or paid with respect to the Share Units, and you or your legal representative or beneficiary will be required to pay any such amounts. By accepting this award, you consent and direct that, if you are paid through Teradata’s United States payroll system at the

Exhibit 10.10.25

time the Share Units Vest, Teradata’s stock plan administrator may withhold or sell the number of Share Units from your award as Teradata, in its sole discretion, deems necessary to satisfy such withholding requirements. If you are paid through a non-United States Teradata payroll system, you agree that Teradata may satisfy any withholding obligations by withholding cash from your compensation otherwise due to you or by any other action as it may deem necessary to satisfy any withholding obligation.

8. The Share Units will be forfeited if your employment is terminated by Teradata for Cause or if the Committee determines that you engaged in misconduct in connection with your employment with Teradata. Further, if your employment is terminated by Teradata for Cause, then, to the extent demanded by the Committee in its sole discretion and permitted by applicable law, you shall (a) return to Teradata all Shares that you have not disposed of that have been acquired pursuant to this Agreement during the twelve (12) months prior to the date of your termination of employment, and (b) with respect to any Shares acquired pursuant to this Agreement during the twelve (12) months prior to the date of your termination of employment and that you have disposed of, pay to Teradata in cash the Fair Market Value of such Shares on the date acquired.
9. As a recipient of this equity award, you recognize that you have access to highly confidential, proprietary and non-public information of Teradata and its customers, including strategic plans, customer lists, research and development plans, and other information not made available to the general public and from which Teradata derives value. For purposes of this Agreement, this information is defined as “Trade Secret Information.”
To protect Teradata’s investment in Trade Secret Information, and in exchange for the Share Units, you agree that the following restrictions will apply during your employment with Teradata and, to the extent permitted by applicable law, for a period of twelve (12) months after the date that you cease to be employed by Teradata for any reason (the “Termination Date”) (or if applicable law mandates a maximum time that is shorter than twelve months, then for a period of time equal to that shorter maximum period):
(a) You will not, without the prior written consent of the Chief Executive Officer of Teradata, render services directly or indirectly to, or become employed by, any Competing Organization of Teradata (as defined in this Section 9 below) to the extent such services or employment involves the development, manufacture, marketing, sale, advertising or servicing of any product, process, system or service which is the same or similar to, or competes with, a product, process, system or service manufactured, sold, marketed, serviced or otherwise provided by Teradata to its customers and upon which you worked or in which you participated during the last twelve (12) months of your Teradata employment. (This restriction is specifically intended to protect the value of and Teradata’s investment in Trade Secret Information to which you had access as an employee of Teradata). NOTWITHSTANDING THE FOREGOING, THE RESTRICTION SET FORTH IN THIS SECTION 9(a) SHALL NOT APPLY IF YOU ARE EMPLOYED BY TERADATA IN CALIFORNIA.
(b) You will not, without the prior written consent of the Chief Executive Officer of Teradata, directly or indirectly recruit, hire, solicit or induce, or attempt to induce, any exempt employee of Teradata to terminate his or her employment with or otherwise cease his or her relationship with Teradata. (This restriction is specifically intended to protect the value of the information you obtained while a Teradata employee regarding the skills, experience and knowledge of Teradata employees, which is Trade Secret Information, and Teradata’s investment in developing these employees). NOTWITHSTANDING THE FOREGOING, THE RESTRICTION SET FORTH IN THIS SECTION 9(b) SHALL NOT APPLY IF YOU ARE EMPLOYED BY TERADATA IN CALIFORNIA.

Exhibit 10.10.25

(c) You will not, without the prior written consent of the Chief Executive Officer of Teradata, solicit the business of any firm or company with which you worked during the preceding twelve (12) months of employment at Teradata, if such firm or company was a customer of Teradata, by using Teradata Trade Secret Information. (This restriction is specifically intended to protect the value of the identity of Teradata customers, their needs, interests, strategic plans, etc., all of which is Trade Secret Information you acquired as a Teradata employee with access to such information).

If you breach the terms of this Section 9, you agree that in addition to any liability you may have for damages arising from such breach, any unvested Share Units will be immediately forfeited, and, to the extent permitted by applicable law, you agree to pay to Teradata the Fair Market Value of any Share Units that Vested during the twelve (12) months prior to the Termination Date. Such Fair Market Value shall be determined as of the Vesting Date.

As used in this Section 9, “Competing Organization” means a person or organization which is engaged in or about to become engaged in research on or development, production, marketing, leasing, selling or servicing of a product, process, system or service which is the same or similar to or competes with a product, process, system or service manufactured, sold, serviced or otherwise provided by Teradata to its customers and is therefore a competitor of Teradata. This includes but is not limited to persons or organizations identified as a “Competing Organization” in a list prepared by the Chief Executive Officer of Teradata for the year in which your employment with Teradata terminates. This list is maintained by the Teradata Law Department.
10. By accepting this award, you agree that, where permitted by local law, any controversy or claim arising out of or related to your employment relationship with Teradata shall be resolved by first exhausting any Teradata internal dispute resolution process and policy, and then by arbitration pursuant to such policy. If you are employed in the United States, the arbitration shall be pursuant to the Teradata dispute resolution policy and the then current rules of the American Arbitration Association and shall be held in the city of the location of the headquarters of Teradata. If you are employed outside the United States, where permitted by local law, the arbitration shall be conducted in the regional headquarters city of the business unit in which you work. The arbitration shall be held before a single arbitrator who is an attorney knowledgeable in employment law. The arbitrator’s decision and award shall be final and binding and may be entered in any court having jurisdiction. For arbitrations held in the United States, issues of arbitrability shall be determined in accordance with the federal substantive and procedural laws relating to arbitration; all other aspects shall be interpreted in accordance with the laws of the state in which the headquarters of Teradata is located. Each party shall bear its own attorney’s fees associated with the arbitration, and other costs and expenses of the arbitration shall be borne as provided by the rules of the American Arbitration Association for an arbitration held in the United States, or similar applicable rules for an arbitration held outside the United States.
Notwithstanding the preceding subparagraph, you acknowledge that if you breach Section 9, Teradata will sustain irreparable injury and will not have an adequate remedy at law. As a result, you agree that in the event of your breach of Section 9 Teradata may, in addition to any other remedies available to it, bring an action in a court of competent jurisdiction for equitable relief to preserve the status quo pending appointment of an arbitrator and completion of an arbitration. You stipulate to the exclusive jurisdiction and venue of the state and federal courts located in the location from which Teradata’s equity program is administered, for any such proceedings.
11. You may designate one or more beneficiaries to receive all or part of any Share Units to be distributed in case of your death, and you may change or revoke such designation at any time. In the event of your death, any Share Units distributable hereunder that are subject to such a designation will be distributed to such beneficiary or beneficiaries in accordance with this Agreement. Any other Share Units not designated by you will be distributable to your estate. If there is any question as to the legal right of any beneficiary to

Exhibit 10.10.25

receive a distribution hereunder, the Share Units in question may be transferred to your estate, in which event Teradata will have no further liability to anyone with respect to such Share Units.
12. The provisions of this Agreement are severable. If any provision of this Agreement is held to be unenforceable or invalid by a court or other tribunal of competent jurisdiction (including an arbitration tribunal), it shall be severed and shall not affect any other part of this Agreement, which will be enforced as permitted by law.
13. The terms of this award of Share Units as evidenced by this Agreement may be amended by the Teradata Board of Directors or the Committee.
14. The number of Share Units and the number and kind of Shares covered by this Agreement shall be subject to adjustment as provided in Section 15 of the Plan.
15. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall prevail, except that with respect to matters involving choice of law the terms and conditions of Section 10 of this Agreement shall prevail.
16. You shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in the Shares underlying the Share Units until such Shares have been delivered to you in accordance with this Agreement. The obligations of Teradata under this Agreement will be merely that of an unfunded and unsecured promise of Teradata to deliver Shares in the future following Vesting of the Share Units, and your rights will be no greater than those of an unsecured general creditor. No assets of Teradata will be held or set aside as security for the obligations of Teradata under this Agreement.
17. Nothing contained in this Agreement shall confer upon you any right with respect to continuance of employment by Teradata, nor limit or affect in any manner the right of Teradata to terminate your employment or adjust your compensation.
18. By accepting any benefit under this Agreement, you and each person claiming under or through you shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of this Agreement and the Plan and any action taken under this Agreement or the Plan by the Committee, the Board of Directors or Teradata, in any case in accordance with the terms and conditions of this Agreement.
19. Teradata may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by Teradata or a third party designated by Teradata.